UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 14, 2009

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 14, 2009, Fidelity National Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the Underwriters named in Schedule 1 thereto (collectively, the “Underwriters”). The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) by the Company of 15,800,000 shares (the “Shares”) of its common stock, par value $0.0001 per share, and the grant to the Underwriters of a 30-day option to buy up to 2,370,000 additional Shares to cover over-allotments, if any. The Underwriters have elected to exercise their option and purchase all of such additional Shares. The price per Share to the Underwriters is $18.24, and the Underwriters will initially offer the Shares to the public at $19.00 per Share. The Shares will be listed on The New York Stock Exchange. The Offering is scheduled to close on April 20, 2009. The Offering will be made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-147391), including a base prospectus dated November 14, 2007, as supplemented by a prospectus supplement dated April 14, 2009. The Underwriting Agreement contains customary representations and warranties of the Company, conditions to closing and indemnification provisions, as well as a form lock-up agreement. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.
In connection with the issuance of the Shares in the Offering, Dewey & LeBoeuf LLP, counsel to the Company, will deliver an opinion to the Company regarding the legality of the Shares upon issuance and sale thereof, which is attached hereto as Exhibit 5.1. This description of the opinion is qualified in its entirety by reference to Exhibit 5.1.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; the Company’s potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to the Company’s traditional areas of focus, or difficulties in integrating acquisitions; the Company’s dependence on operating subsidiaries as a source of cash flow; significant competition that the Company’s operating subsidiaries face; compliance with extensive government regulation of the Company’s operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated April 14, 2009, between J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the Underwriters named in Schedule 1 thereto, and the Company.

5.1	Opinion of Dewey & LeBoeuf LLP.

23.1	Consent of Dewey & LeBoeuf LLP (Included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Anthony J. Park
Anthony J. Park
Chief Financial Officer

Dated: April 17, 2009

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EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated April 14, 2009, between J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the Underwriters named in Schedule 1 thereto, and the Company.

5.1	Opinion of Dewey & LeBoeuf LLP.

23.1	Consent of Dewey & LeBoeuf LLP (Included in Exhibit 5.1).

3